Summary Prospectus February 1, 2019
MassMutual Select Funds
MassMutual Select Mid-Cap Value Fund
Ticker: Class I–MLUZX, Class R5–MLUSX, Service Class–MLUYX, Administrative Class–MLULX, Class A–MLUAX, Class R4–MLUFX, Class R3–MLUNX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer, bank, or retirement plan recordkeeper). Instead, the reports will be made available on the Fund’s website (http://www.massmutual.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you would like to receive shareholder reports and other communications electronically from the Fund and are either a direct investor in the Fund or MassMutual serves as your retirement plan recordkeeper, please call (800) 767-1000 extension 43012 or send your request to enroll to RSProspectusFulfillment@massmutual.com. If you have invested in the Fund through another financial intermediary (such as a broker-dealer, bank, or retirement plan recordkeeper), you can request electronic delivery by contacting that financial intermediary.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest directly with the MassMutual Funds or MassMutual serves as your retirement plan recordkeeper, you can call (800) 767-1000 extension 43012 or send an email request to RSProspectusFulfillment@massmutual.com to inform the Funds or MassMutual that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary other than MassMutual, you can contact that financial intermediary to request that you continue to receive paper copies of your shareholder reports.Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

INVESTMENT OBJECTIVE
This Fund seeks growth of capital over the long-term.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 143 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.70%	.70%	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.29%	.39%	.49%	.59%	.59%	.49%	.49%
Total Annual Fund Operating Expenses	.99%	1.09%	1.19%	1.29%	1.54%	1.44%	1.69%
Expense Reimbursement	(.18%)	(.18%)	(.18%)	(.18%)	(.18%)	(.18%)	(.18%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.81%	.91%	1.01%	1.11%	1.36%	1.26%	1.51%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2020, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .80%, .90%, 1.00%, 1.10%, 1.35%, 1.25%, and 1.50% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$83	$297	$530	$1,197
Class R5	$93	$329	$583	$1,313
Service Class	$103	$360	$637	$1,427
Administrative Class	$113	$391	$690	$1,541
Class A	$681	$993	$1,327	$2,269
Class R4	$128	$438	$770	$1,709
Class R3	$154	$515	$901	$1,983
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser, American Century Investment Management, Inc. (“American Century”), believes are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, stock futures contracts, stock index futures contracts, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-cap companies. The Fund’s subadviser currently defines “mid-cap” companies as those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the

Russell 1000® Index, excluding the largest 100 companies (as of December 31, 2018, between $365 million and $51.96 billion). The Fund's subadviser intends to manage the Fund so that its dollar-weighted average market capitalization falls within the market capitalization range of companies included in the Russell Midcap® Index (as of December 31, 2018, between $365 million and $67.89 billion). The Fund typically invests most of its assets in equity securities of U.S. companies, but may gain exposure to non-U.S. issuers, including emerging markets issuers, through the purchase of foreign securities and American Depositary Receipts (“ADRs”). The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”). The Fund may use futures contracts as a substitute for direct investments in equity securities. The Fund may but will not necessarily engage in foreign currency forward contracts to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. Use of derivatives by the Fund may create investment leverage. The Fund may invest a portion of its assets in debt securities of companies and debt obligations of governments and their agencies, and other similar securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
In selecting investments for the Fund, the Fund’s subadviser seeks to identify stocks of companies that it believes are undervalued at the time of purchase. American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the stock’s price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be accurately reflected in the companies’ values, as determined by the managers. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.
American Century may sell a stock from the Fund if, for example, in its judgment, a stock no longer meets its valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified, or specific events alter a stock’s prospects.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund's investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds).

Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I shares of the Fund for periods prior to its inception (12/07/11) is based on the performance of Class R5 shares. Performance for Class R4 shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares
Highest Quarter:	3Q ’09,	18.59%	Lowest Quarter:	3Q ’11,	–19.78%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2018)
		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	-12.96%	3.75%	11.30%
	Return After Taxes on Distributions	-16.23%	0.88%	9.65%
	Return After Taxes on Distributions and Sales of Fund Shares	-5.97%	2.49%	9.16%
Class I	Return Before Taxes	-12.78%	3.87%	11.41%
Service Class	Return Before Taxes	-13.08%	3.65%	11.20%
Administrative Class	Return Before Taxes	-13.12%	3.54%	11.03%
Class A	Return Before Taxes	-18.05%	2.14%	10.16%
Class R4	Return Before Taxes	-13.13%	3.41%	10.94%
Class R3	Return Before Taxes	-13.44%	3.14%	10.55%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)		-12.29%	5.44%	13.03%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser: American Century Investment Management, Inc. (“American Century”)

Portfolio Managers:
Phillip N. Davidson, CFA is Senior Vice President and Executive Portfolio Manager at American Century. He has managed the Fund since September 2015.
Michael Liss, CFA is a Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since September 2015.
Kevin Toney, CFA is the Chief Investment Officer - Global Value Equity, Senior Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since September 2015.
Brian Woglom, CFA is a Vice President and Portfolio Manager at American Century. He has managed the Fund since September 2015.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.